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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 2, 2002

                         NCO PORTFOLIO MANAGEMENT, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

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

           Delaware                               000-32403                           23-3005839
--------------------------------          ------------------------              ----------------------
  (State or other jurisdiction            (Commission File Number)                 (I.R.S. Employer
of incorporation or organization)                                               Identification Number)

                               1705 Whitehead Road
                            Baltimore, Maryland 21207
           -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (410) 594-7000
 ------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


          (Former name or former address if changed since last report)




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ITEM 5.  Other Events

On July 2, 2002, NCO Portfolio Management, Inc. issued a press release revising guidance for the second quarter of 2002.


ITEM 7.  Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

         Not Applicable

(b)      Pro Forma Financial Information

         Not Applicable

         (c)      Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number   Title

99.1     Press Release of NCO Portfolio Management, Inc. dated July 2, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NCO Portfolio Management, Inc.



Date:    July 8, 2002                  /s/ Richard J. Palmer
                                      ------------------------------------------
                                      Title:  Senior Vice President, Finance and
                                              Chief Financial Officer